Table of Contents

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTIONS 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 29, 2004

UNIVERSAL ELECTRONICS INC.

(Exact name of Registrant as specified in its charter) Commission File Number: 0-21044

Delaware (State or other jurisdiction of incorporation or organization)	33-0204817 (I.R.S. Employer Identification No.)

6101 Gateway Drive
Cypress, California 90630
(Address of principal executive offices, with Zip Code)

(714) 820-1000
(Registrant’s telephone number, including area code):

Table of Contents

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1	Press Release dated July 29, 2004.

Item 12. Results of Operations and Financial Condition

(a)	Press Release Dated July 29, 2004 – Universal Electronics Reports Second Quarter 2004 Financial Results

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Universal Electronics Inc.
Date: July 29, 2004	By:	/s/ Bernard J. Pitz
Bernard J. Pitz
Senior Vice President and Chief Financial Officer (Principal Financial Officer)

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release dated July 29, 2004